Exhibit 10.121

TIAA Investment ID #AAA4527
M - 0005970

PROMISSORY NOTE

$161,000,000.00	New York, New York December 15, 2004

FOR VALUE RECEIVED, 80 SOUTH EIGHTH L.L.C. (“Borrower”), a Delaware limited liability company having its principal place of business at c/o Buck Management Group, L.L.C., 80 S. Eighth Street, Suite 3450, Minneapolis, Minnesota 55402, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Lender”), a New York corporation, or order, at Lender’s offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of One Hundred Sixty One Million and no/100 DOLLARS ($161,000,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the “Principal”), in lawful money of the United States of America, with interest on the Principal from the date of this Promissory Note (this “Note”) through and including January 1, 2010 (the “Maturity Date”) at the fixed rate of Five and 00/100 percent (5.0%) per annum (the “Fixed Interest Rate”).

This Note is secured by, among other things, the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (the “Mortgage”), dated the date of this Note made by Borrower for the benefit of Lender as security for the Loan. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Mortgage.

Section 1. Payments of Principal and Fixed Interest.

(a)           Borrower will make monthly installment payments (“Debt Service Payments”) as follows:

(i)            At Closing, a stub payment of interest only on the Principal at the Fixed Interest Rate representing interest from the date of disbursement through and including the balance of the month of December 2004; and

(ii)           On February 1, 2005 and on the first day of each succeeding calendar month through and including December 1, 2009, payments in the amount of Six Hundred Seventy Thousand Eight Hundred Thirty Three and 33/100 Dollars ($670,833.33), each of which will be applied to accrued interest on the Principal at the Fixed Interest Rate.

(b)           On the Maturity Date, Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

Section 2. Prepayment Provisions.

(a)           This Note may not be prepaid in full or in part before January 1, 2007. Commencing January 1, 2007, provided there is no Event of Default, Borrower may prepay this Note in full, but not in part, on the first day of any calendar month, upon 60 days prior notice to Lender and upon payment in full of the Debt which will include a payment (the “Prepayment Premium”) equal to the product of (i) 3% times the Principal if such prepayment occurs on or after January 1, 2007 and before January 1, 2008, (ii) 2% times the Principal if such prepayment occurs on or after January 1, 2008 and before January 1, 2009, and (iii) 1 % times the Principal if such prepayment occurs on or after January 1, 2009 and before October 1, 2009. Provided there is no Event of Default, this Note may be prepaid in full without payment of the Prepayment Premium during the last 90 days of the Term. This Note may not be prepaid without simultaneous prepayment of any other notes secured by the Loan Documents.

(b)           After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include a payment (the “Evasion Premium”) equal to the product of (i) 3% plus 300 basis points times the Principal if such tender of payment is made before January I, 2008, (ii) 2% plus 300 basis points times the Principal if such tender of payment occurs on or after January 1, 2008 and before January 1, 2009, and (iii) 1% plus 300 basis points times the Principal if such tender of payment occurs on or after January 1, 2009 and before October 1, 2009.

(c)           Borrower acknowledges that:

(i)            a prepayment will cause damage to Lender;

(ii)           the Evasion Premium is intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid;

(iii)          it will be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

(iv)          the Evasion Premium represents Lender and Borrower’s reasonable estimate of Lender’s damages for the prepayment and is not a penalty.

Section 3. Events of Default:

(a)           It is an “Event of Default” under this Note:

(i)            if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

(ii)           if an Event of Default occurs under any other Loan Document.

(b)           If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable (“Acceleration”) and exercise any of the other Remedies.

Section 4. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs until such Event of Default is cured as permitted by the Loan Documents.

Sections 5. Late Charges.

(a)           If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount due under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a “Late Charge”) equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment

(b)           Borrower acknowledges that:

(i)            a delinquent payment will cause damage to Lender;

(ii)           the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

(iii)          it will be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by the delinquency; and

(iv)          the Late Charge represents Lender and Borrower’s reasonable estimate of Lender’s damages from the delinquency and is not a penalty.

Section 6. Limitation of Liability. This Note is subject to the limitations on liability set forth in the Article of the Mortgage entitled “Limitation of Liability”.

Section 7. WAIVERS. IN ADDITION TO THE WAIVERS SET FORTH IN THE ARTICLE OF THE MORTGAGE ENTITLED “WAIVERS”, BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE

FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ANY ORIGINAL INDORSER, SURETY OR GUARANTOR. ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

Section 8. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

Section 9. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

Section 10. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of the State of New York.

Section 11. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.

Section 12. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

Section 13. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Mortgage entitled “Rules of

Construction”.

Section 14. Mortgage Provisions Incorporated. To the extent not otherwise set forth in this Note, the provisions of the Articles of the Mortgage entitled “Expenses and Duty to Defend”, “Waivers”, “Notices”, and “Miscellaneous” are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

Section 15. Joint and Several Liability; Successors and Assigns. If Maker consists of more than one entity, the obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

Section 16. Absolute Obligation. Except for the Section of this Note entitled “Limitation of Liability”, no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.

SIGNATURE PAGE TO FOLLOW.

IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

80 SOUTH EIGHTH L.L.C., a Delaware limited liability company

By:	JBC Opportunity Fund II, LP., a Delaware limited partnership, its Managing Member

	By:	Buck Investors II, L.L.C., a Delaware limited liability company, its General Partner

		By:	/s/ Kent A. Swanson
		Name:	Kent A. Swanson
		Its:	Authorized Person

ASSUMPTION OF NOTE

THIS ASSUMPTION OF NOTE (this “Assumption”), dated, for reference purposes only, as of August      , 2006, is made by and among 80 SOUTH EIGHTH L.L.C., a Delaware limited liability company (“Seller”), MB MINNEAPOLIS 8th STREET, L.L.C., a Delaware limited liability company (“Buyer”), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (“Lender”).

RECITALS :

A.            Seller executed that certain Note dated December 15, 2004 in the principal amount of ONE HUNDRED SIXTY-ONE MILLION AND N0/100 DOLLARS ($161,000,000.00) to Lender (the “Note”). All capitalized words and phrases herein are defined, except as otherwise expressly provided, in accordance with the definitions set forth in the Note.

B.            Pursuant to the terms of that certain Assumption Agreement of even date herewith executed by Seller, Buyer and Lender (the “Assumption Agreement”), Buyer desires and intends to assume Seller’s obligations under the Note, as of the Closing Date, as defined below.

NOW, THEREFORE, the parties hereby agree as follows:

A.            The above recitals are hereby incorporated within this Assumption as if fully set forth herein.

B.            As of the date the Assumption and Amendment of Mortgage and the Assumption of Assignment of Leases and Rents, each of even date herewith, by and among Seller, Buyer and Lender, is recorded in the Office of the Register of Titles, Hennepin County, Minnesota (the “Closing Date”), Buyer hereby accepts, assumes and agrees to perform all obligations of “Borrower” under the Note, which is incorporated herein by this reference as if fully set forth herein.

C.            For the purposes of the first paragraph of the Note, the address of Buyer, as Borrower thereunder, shall be as follows:

MB Minneapolis 8th Street, L.L.C.

c/o The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

D.            This instrument is executed pursuant to the terms of the Assumption Agreement, which is incorporated herein by this reference.

E.             This Assumption may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, this Assumption has been executed as of the day and year set forth above.

SELLER:

80 SOUTH EIGHT L.L.C.,
a Delaware limited liability company

By:	JBC Opportunity Fund II, L.P.,
a Delaware limited partnership,
its Managing Member

	By:	Buck Investors II, L.L.C., a
Delaware limited liability
company, its General Partner

By:
Name:
		Its:	A Member

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BUYER:

MB MINNEAPOLIS 8TH STREET, L.L.C., a
Delaware limited liability company

By:	Minto Builders (Florida), Inc.,
a Florida corporation, its sole Member

By:
Name:
Its:

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LENDER:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA, a New York
corporation

By:
Name:
Its:

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